UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 26, 2007

Chatsworth Acquisitions III, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52182	20-3721090
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o DAS Consulting LLC, 56 Pine Street, #11F, New York, New York 10005
(Address of principal executive offices)

Registrant’s telephone number, including area code	212-750-3355

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFP 230.425)

☐	Soliciting material pursuant to Rule 14A-12 of the Exchange Act (17 CFR 240.14D-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On December 26, 2007, Chatsworth Acquisitions III, Inc. (the “Company”) sold 1,000,000 shares of its common stock, par value $.001 per share (the “Common Stock”), for proceeds equal to $30,000 in a private placement offering to accredited investors. The Company sold these shares of Common Stock under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended and Regulation D promulgated thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2007	CHATSWORTH ACQUISITIONS III, INC.

	By:	/s/ Deborah A. Salerno
	Name:	Deborah A. Salerno
	Title:	President